WCM Focused Emerging Markets Fund

Investor Class Shares (Ticker Symbol: WFEMX)

Institutional Class Shares (Ticker Symbol: WCMEX)

A series of Investment Managers Series Trust

Supplement dated October 23, 2018, to the

Summary Prospectus dated September 1, 2018.

The bar chart information in the “Performance” section of the Summary Prospectus incorrectly states that the WCM Focused Emerging Markets Fund’s Institutional Class Shares’ 2017 annual total returns were 40.09% rather than 40.90%. Accordingly, the bar chart information in the “Performance” section of the Summary Prospectus is hereby replaced with the following:

Annual Total Return (before taxes) for Institutional Class Shares

For each calendar year at NAV

Please retain this Supplement with your records.